                                                                    EXHIBIT 5(b)

                                                                December 5, 2003

Popular, Inc.,
      209 Munoz Rivera Avenue,
           San Juan, Puerto Rico 00918.

Popular International Bank, Inc.,
      209 Munoz Rivera Avenue,
           San Juan, Puerto Rico 00918.

Popular North America, Inc.,
      209 Munoz Rivera Avenue,
           San Juan, Puerto Rico 00918.

Ladies and Gentlemen:

                  In connection with the registration under the Securities Act of 1933 (the "Act") of $1,930,027,000 aggregate initial offering price of (i) senior debt securities (the "Popular Senior Debt Securities") of Popular, Inc., a Puerto Rico corporation (the "Corporation"), subordinated debt securities (the "Popular Subordinated Debt Securities") of the Corporation, shares of preferred stock, without par value (the "Popular Preferred Stock"), of the Corporation and the Popular Senior Debt Securities, Popular Subordinated Debt Securities and shares of Popular Preferred Stock initially

Popular, Inc.,                                                               -2-
Popular International Bank, Inc.,
Popular North America, Inc.

issuable upon conversion or exchange of any shares of Popular Preferred Stock that are convertible into or exchangeable for Popular Senior Debt Securities, Popular Subordinated Debt Securities or shares of Popular Preferred Stock of another series, (ii) senior debt securities (the "PNA Senior Debt Securities") of Popular North America, Inc., a Delaware corporation ("PNA"), bearing the unconditional guarantees (the "PNA Senior Debt Guarantees") of the Corporation, subordinated debt securities (the "PNA Subordinated Debt Securities") of PNA bearing the unconditional guarantees (the "PNA Subordinated Debt Guarantees") of the Corporation, shares of preferred stock, par value $.01 per share (the "PNA Preferred Stock"), of PNA bearing the unconditional guarantees (the "PNA Preferred Stock Guarantees") of the Corporation, and the PNA Senior Debt Securities, PNA Subordinated Debt Securities and shares of PNA Preferred Stock initially issuable upon conversion or exchange of any shares of PNA Preferred Stock that are convertible into or exchangeable for PNA Senior Debt Securities, PNA Subordinated Debt Securities or shares of PNA Preferred Stock of another

Popular, Inc.,                                                               -3-
Popular International Bank, Inc.,
Popular North America, Inc.

series, and (iii) senior debt securities (the "PIB Senior Debt Securities") of Popular International Bank, Inc., a Puerto Rico corporation ("PIB"), bearing the unconditional guarantees (the "PIB Senior Debt Guarantees") of the Corporation, subordinated debt securities (the "PIB Subordinated Debt Securities") of PIB bearing the unconditional guarantees (the "PIB Subordinated Debt Guarantees") of the Corporation, shares of preferred stock, par value $25.00 per share (the "PIB Preferred Stock"), of PIB bearing the unconditional guarantees (the "PIB Preferred Stock Guarantees") of the Corporation, and the PIB Senior Debt Securities, PIB Subordinated Debt Securities and shares of PIB Preferred Stock initially issuable upon conversion or exchange of any shares of PIB Preferred Stock that are convertible into or exchangeable for PIB Senior Debt Securities, PIB Subordinated Debt Securities or shares of PIB Preferred Stock of another series (the Popular Senior Debt Securities, the Popular Subordinated Debt Securities, the PNA Senior Debt Securities, the PNA Subordinated Debt Securities, the PIB Senior Debt Securities and the PIB Subordinated Debt

Popular, Inc.,                                                               -4-
Popular International Bank, Inc.,
Popular North America, Inc.

Securities are sometimes collectively referred to herein as the "Debt Securities"; the PNA Senior Debt Guarantees, the PNA Subordinated Debt Guarantees, the PNA Preferred Stock Guarantees, the PIB Senior Debt Guarantees, the PIB Subordinated Debt Guarantees and the PIB Preferred Stock Guarantees are sometimes collectively referred to herein as the "Guarantees"; and the Debt Securities, the Guarantees, the Popular Preferred Stock, the PNA Preferred Stock and the PIB Preferred Stock are sometimes collectively referred to herein as the "Securities"), we, as your counsel, have examined such corporate records, certificates and other documents, including the resolutions of the Boards of Directors of the Corporation, PNA and PIB (the "Corporation Resolutions", "PNA Resolutions" and "PIB Resolutions", respectively) authorizing the issuance of the Securities, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. On the basis of such examination, we advise you that, in our opinion:

Popular, Inc.,                                                               -5-
Popular International Bank, Inc.,
Popular North America, Inc.

                  (1) When the registration statement relating to the Securities (the "Registration Statement") has become effective under the Act, the terms of the Popular Senior Debt Securities and of their issuance and sale have been duly established in conformity with the indenture, as supplemented, relating to the Popular Senior Debt Securities (the "Popular Senior Indenture") so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Corporation, and the Popular Senior Debt Securities have been duly executed and authenticated in accordance with the Popular Senior Indenture and issued and sold as contemplated in the Registration Statement, and if all the foregoing actions are taken pursuant to the authority granted in the Corporation Resolutions, the Popular Senior Debt Securities will constitute valid and legally binding obligations of the Corporation, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar

Popular, Inc.,                                                               -6-
Popular International Bank, Inc.,
Popular North America, Inc.

laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (2) When the Registration Statement has become effective under the Act, the terms of the Popular Subordinated Debt Securities and of their issuance and sale have been duly established in conformity with the indenture relating to the Popular Subordinated Debt Securities (the "Popular Subordinated Indenture") so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Corporation, and the Popular Subordinated Debt Securities have been duly executed and authenticated in accordance with the Popular Subordinated Indenture and issued and sold as contemplated in the Registration Statement, and if all the foregoing actions are taken pursuant to the authority granted in the Corporation Resolutions, the Popular Subordinated Debt Securities will constitute valid and legally binding obligations of the Corporation, subject to bankruptcy,

Popular, Inc.,                                                               -7-
Popular International Bank, Inc.,
Popular North America, Inc.

insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (3) When the Registration Statement has become effective under the Act, the terms of the PNA Senior Debt Securities and the PNA Senior Debt Guarantees and of their issuance and sale have been duly established in conformity with the indenture, as supplemented, relating to the PNA Senior Debt Securities and the PNA Senior Debt Guarantees (the "PNA Senior Indenture") so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon PNA or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over PNA or the Corporation, the PNA Senior Debt Securities have been duly executed and authenticated and the PNA Senior Debt Guarantees have been duly executed, each in accordance with the PNA Senior Indenture, and the PNA Senior Debt Securities have been issued and sold as contemplated in the Registration

Popular, Inc.,                                                               -8-
Popular International Bank, Inc.,
Popular North America, Inc.

Statement, and if all the foregoing actions are taken pursuant to the authority granted in the PNA Resolutions and the Corporation Resolutions, as applicable, the PNA Senior Debt Securities will constitute valid and legally binding obligations of PNA and the PNA Senior Debt Guarantees will constitute valid and legally binding obligations of the Corporation, in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (4) When the Registration Statement has become effective under the Act, the indenture relating to the PNA Subordinated Debt Securities and the PNA Subordinated Debt Guarantees (the "PNA Subordinated Indenture") has been duly executed and delivered by PNA, the Corporation and the trustee thereunder, the terms of the PNA Subordinated Debt Securities and the PNA Subordinated Debt Guarantees and of their issuance and sale have been duly established in conformity with the PNA Subordinated Indenture so as not to violate any applicable law or result in a default under or

Popular, Inc.,                                                               -9-
Popular International Bank, Inc.,
Popular North America, Inc.

breach of any agreement or instrument binding upon PNA or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over PNA or the Corporation, the PNA Subordinated Debt Securities have been duly executed and authenticated and the PNA Subordinated Debt Guarantees have been duly executed, each in accordance with the PNA Subordinated Indenture, and the PNA Subordinated Debt Securities have been issued and sold as contemplated in the Registration Statement, and if all the foregoing actions are taken pursuant to the authority granted in the PNA Resolutions and the Corporation Resolutions, as applicable, the PNA Subordinated Debt Securities will constitute valid and legally binding obligations of PNA and the PNA Subordinated Debt Guarantees will constitute valid and legally binding obligations of the Corporation, in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

Popular, Inc.,                                                              -10-
Popular International Bank, Inc.,
Popular North America, Inc.

                  (5) When the Registration Statement has become effective under the Act, the indenture relating to the PIB Senior Debt Securities and the PIB Senior Debt Guarantees (the "PIB Senior Indenture") has been duly executed and delivered by PIB, the Corporation and the trustee thereunder, the terms of the PIB Senior Debt Securities and the PIB Senior Debt Guarantees and of their issuance and sale have been duly established in conformity with the PIB Senior Indenture so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon PIB or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over PIB or the Corporation, the PIB Senior Debt Securities have been duly executed and authenticated and the PIB Senior Debt Guarantees have been duly executed, each in accordance with the PIB Senior Indenture, and the PIB Senior Debt Securities have been issued and sold as contemplated in the Registration Statement, and if all the foregoing actions are taken pursuant to the authority granted in the PIB Resolutions and the Corporation Resolutions, as applicable,

Popular, Inc.,                                                              -11-
Popular International Bank, Inc.,
Popular North America, Inc.

the PIB Senior Debt Securities will constitute valid and legally binding obligations of PIB and the PIB Senior Debt Guarantees will constitute valid and legally binding obligations of the Corporation, in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (6) When the Registration Statement has become effective under the Act, the indenture relating to the PIB Subordinated Debt Securities and the PIB Subordinated Debt Guarantees (the "PIB Subordinated Indenture") has been duly executed and delivered by PIB, the Corporation and the trustee thereunder, the terms of the PIB Subordinated Debt Securities and the PIB Subordinated Debt Guarantees and of their issuance and sale have been duly established in conformity with the PIB Subordinated Indenture so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon PIB or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body

Popular, Inc.,                                                              -12-
Popular International Bank, Inc.,
Popular North America, Inc.

having jurisdiction over PIB or the Corporation, the PIB Subordinated Debt Securities have been duly executed and authenticated and the PIB Subordinated Debt Guarantees have been duly executed, each in accordance with the PIB Subordinated Indenture, and the PIB Subordinated Debt Securities have been issued and sold as contemplated in the Registration Statement, and if all the foregoing actions are taken pursuant to the authority granted in the PIB Resolutions and the Corporation Resolutions, as applicable, the PIB Subordinated Debt Securities will constitute valid and legally binding obligations of PIB and the PIB Subordinated Debt Guarantees will constitute valid and legally binding obligations of the Corporation, in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (7) When the Registration Statement has become effective under the Act, a certificate of designations with respect to the PNA Preferred Stock has been duly filed and recorded with the Secretary of State of the State of

Popular, Inc.,                                                              -13-
Popular International Bank, Inc.,
Popular North America, Inc.

Delaware, the terms of the PNA Preferred Stock and of its issuance and sale have been duly established in conformity with PNA's certificate of incorporation, as amended, so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon PNA or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over PNA or the Corporation, all regulatory consents or approvals for the issuance and sale of the PNA Preferred Stock and for the issuance of the PNA Preferred Stock Guarantees have been obtained, and the PNA Preferred Stock has been duly issued and sold as contemplated by the Registration Statement, and if all the foregoing actions are taken pursuant to the authority granted in the PNA Resolutions, the PNA Preferred Stock will be validly issued, fully paid and nonassessable, any shares of PNA Preferred Stock initially issuable upon conversion or exchange of shares of PNA Preferred Stock of another series, when duly issued upon such conversion or exchange, will be validly issued, fully paid and nonassessable, and when the terms of the PNA Preferred

Popular, Inc.,                                                              -14-
Popular International Bank, Inc.,
Popular North America, Inc.

Stock Guarantees have been duly approved by the Board of Directors or other authorized officials of the Corporation and the PNA Preferred Stock Guarantees have been duly executed, the PNA Preferred Stock Guarantees will constitute valid and legally binding obligations of the Corporation, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  We note that, as of the date of this opinion, a judgment for money in an action based on a Debt Security denominated in a foreign currency or currency unit, or on a related Guarantee, in a Federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars. The date used to determine the rate of conversion of the foreign currency or currency unit in which a particular Debt Security is denominated into United States dollars will depend upon various factors, including which court renders the judgment. In the case of a Debt Security denominated in a foreign currency, or a related Guarantee, a state court in

Popular, Inc.,                                                              -15-
Popular International Bank, Inc.,
Popular North America, Inc.

the State of New York rendering a judgment on a Debt Security, or on a related Guarantee, would be required under Section 27 of the New York Judiciary Law to render such judgment in the foreign currency or currency unit in which the Debt Security is denominated, and such judgment would be converted into United States dollars at the exchange rate prevailing on the date of entry of the judgment.

                  The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the Commonwealth of Puerto Rico, and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction. With respect to all matters of the laws of the Commonwealth of Puerto Rico, we have relied upon the opinion, dated the date hereof, of Brunilda Santos de Alvarez, Esq., Puerto Rico counsel to the Corporation, PNA and PIB, and our opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in such opinion of Brunilda

Popular, Inc.,                                                              -16-
Popular International Bank, Inc.,
Popular North America, Inc.

Santos de Alvarez.

                  Also, we have relied as to certain matters on information obtained from public officials, officers of the Corporation, PNA and PIB, and other sources believed by us to be responsible, and we have assumed that each of the Popular Senior Indenture, the Popular Subordinated Indenture and the PNA Senior Indenture has been duly authorized, executed and delivered by the respective trustees thereunder, assumptions that we have not independently verified. Finally, we have assumed that the authority granted in the Corporation Resolutions, PNA Resolutions and PIB Resolutions will remain in effect at all relevant times.

                  This opinion may be relied upon by Brunilda Santos de Alvarez, Esq. as to matters of the laws of the State of New York and the General Corporation Law of the State of Delaware.

                  We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the

Popular, Inc.,                                                              -17-
Popular International Bank, Inc.,
Popular North America, Inc.

references to us under the heading "Validity of Offered Securities" in the Prospectus contained in the Registration Statement. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Act.

                                                     Very truly yours,

                                                     /s/ Sullivan & Cromwell LLP